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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        DATE OF REPORT: NOVEMBER 30, 2000
              (DATE OF EARLIEST EVENT REPORTED: NOVEMBER 30, 2000)

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)




          DELAWARE                       1-11234                 76-0380342
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On November 30, 2000, Kinder Morgan Energy Partners, L.P. issued a press release announcing that it has signed a definitive agreement with GATX Corporation to purchase its U.S. pipeline and terminal businesses for approximately $1.15 billion, consisting of cash and assumed debt.

ITEM 9.  REGULATION FD DISCLOSURE.

         In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On December 1, 2000, Kinder Morgan, Inc. (the "Company"), a subsidiary of which serves as general partner of Kinder Morgan Energy Partners, L. P. (the "Partnership"), and the Partnership intend to hold a live webcast conference call at 9:00 a.m. Eastern Standard Time on Friday, December 1, 2000 at http://www.kindermorgan.com with a group of analysts and others to discuss the proposed purchase by the Partnership of GATX Corporation's U.S. pipeline and terminal businesses, and various strategic and financial issues relating to the business plans and objectives of the Company and the Partnership.

         The Company and the Partnership have posted on their website at www.kindermorgan.com further information relating to the proposed acquisition, including a presentation which may be accessed at http://www.kindermorgan.com/presentations/KMP/GATXOverview/index.html.

         The Company and the Partnership intend to update the information furnished pursuant to this Item from time to time as circumstances require. These updates will be furnished with the Securities and Exchange Commission under Item 9 and posted on the referenced web site substantially contemporaneously. Interested parties will be able to review the referenced web site or the files of the Securities and Exchange Commission located at www.sec.gov to determine if the information furnished pursuant to this Item has been updated.

         Regulation FD is new, and the Company and the Partnership are still developing their respective policies and procedures to comply with this regulation. The Company and the Partnership may change their respective approach at any time. In the event of a change in approach, such change will be furnished under Item 9 of a Form 8-K and posted on the Company's web site substantially contemporaneously.

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 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99(a)    Press release issued November 30, 2000.

         99(b) Stock Purchase Agreement between GATX Rail Corporation, GATX Terminals Holding Corporation and Kinder Morgan Energy Partners, L.P.








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                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KINDER MORGAN ENERGY PARTNERS, L.P.

                                            By:  KINDER MORGAN G.P., INC.,
                                                 its general partner


         Dated: November 30, 2000           By:  /s/ JOSEPH LISTENGART
                                               ---------------------------------
                                                 Joseph Listengart
                                                 Vice President, General Counsel
                                                 and Secretary



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                                  EXHIBIT INDEX

         EXHIBIT                   DESCRIPTION
         -------                   -----------
         99(a)             Press release issued November 30, 2000.

         99(b)             Stock Purchase Agreement between GATX Rail
                           Corporation, GATX Terminals Holding Corporation and
                           Kinder Morgan Energy Partners, L.P.





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